SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 7, 2010
CIRRUS LOGIC, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification No.)

2901 Via Fortuna, Austin, TX	78746

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 851-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	- Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Base Salary Adjustments and Discretionary Bonuses
At a meeting on October 1, 2010, as part of its annual review of executive compensation, the Compensation Committee (the “Committee”) of the Board of Directors of Cirrus Logic, Inc. (the “Company”) approved the following salary increases and discretionary bonuses for the Company’s named executive officers:

				Discretionary bonus
		Salary effective		in lieu of annual
Named Executive		prior to October 1,	Salary effective as	base salary
Officer	Position	2010	of October 1, 2010	increase
Jason Rhode	President and Chief Executive Officer	$390,000	$430,000	—
Thurman Case	Chief Financial Officer, Vice President of Finance and Treasurer	$245,000	$257,250	—
Scott Anderson	Senior Vice President and General Manager, Mixed Signal Audio	$275,000	$275,000	$13,750
Gregory S. Thomas	Vice President, General Counsel, and Corporate Secretary	$275,000	$280,500	$8,750
Timothy Turk	Vice President, Worldwide Sales	$255,000	$255,000	$12,750
The Committee decided to award discretionary bonuses in lieu of annual base salary increases to certain named executive officers in an effort to maintain individual executive officers’ salaries at or near the 50th percentile compared to comparable positions at peer companies, while at the same time recognizing the individual executive officer’s responsibilities and contributions in view of the Company’s performance during the prior year.
Equity Awards
In addition, as part of a company-wide award of equity to key employees, the Committee approved the following equity grants to named executive officers pursuant to the Company’s 2006 Stock Incentive Plan, which was filed with the Securities and Exchange Commission (“SEC”) on Form S-8 on August 1, 2006:

Named Executive			Restricted Stock
Officer	Position	Stock Option Awards	Unit Awards
Jason Rhode	President and Chief Executive Officer	135,000	37,500
Thurman Case	Chief Financial Officer, Vice President of Finance and Treasurer	25,000	12,500
Scott Anderson	Senior Vice President and General Manager, Mixed Signal Audio	35,000	17,500
Gregory S. Thomas	Vice President, General Counsel, and Corporate Secretary	32,000	16,000
Timothy Turk	Vice President, Worldwide Sales	25,000	12,500
The price of the stock option awards were set at the closing price on the Company’s stock on the Company’s regularly scheduled monthly grant date of October 6, 2010. The options will have a term of ten years and 25% will vest one year from the grant date, and the remaining options will vest 1/36th monthly thereafter until fully vested after four years. The restricted stock unit awards were also granted on October 6, 2010, and 100% of the shares underlying the restricted stock unit awards will vest on the third anniversary of the grant date. All awards are subject to continued service through each vesting date.
Form of Award Agreements
The equity awards made pursuant to the 2006 Stock Incentive Plan to the Company’s employees, including the named executive officers, will be granted through the use of revised forms of award agreements, which set forth the applicable terms and conditions of the award. Copies of these forms of agreements are attached hereto as Exhibits 10.1, 10.2, and 10.3 and are incorporated herein by reference.

Item 9.01	— Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Form of Notice of Grant of Restricted Stock Units (2006 Stock Incentive Plan)
10.2	Form of Restricted Stock Unit Agreement for U.S. Employees (2006 Stock Incentive Plan)
10.3	Form of Stock Option Agreement (2006 Stock Incentive Plan)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.
Date: October 7, 2010	By:	/s/ Thurman K. Case
		Name:	Thurman K. Case
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Notice of Grant of Restricted Stock Units (2006 Stock Incentive Plan)
10.2	Form of Restricted Stock Unit Agreement for U.S. Employees (2006 Stock Incentive Plan)
10.3	Form of Stock Option Agreement (2006 Stock Incentive Plan)